[VANGUARD LOGO]

U.S. GROWTH
PORTFOLIO
-------------
INTERNATIONAL
GROWTH
PORTFOLIO

ANNUAL REPORT 1995

[FIGURE 1]

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard U.S. Growth and International Growth Portfolios and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

      As a shareholder of the Fund for more than a quarter century and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

      I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

      As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

      In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

                                                           /s/ JOHN C. BOGLE
-------------------------------------------------------------------------------
VANGUARD U.S. GROWTH PORTFOLIO EMPHASIZES ESTABLISHED U.S. GROWTH STOCKS WITH PROVEN RECORDS OF ACCOMPLISHMENT. THE INTERNATIONAL GROWTH PORTFOLIO EMPHASIZES FOREIGN EQUITY MARKETS AND SECURITIES SELECTED FOR THEIR CAPITAL APPRECIATION POTENTIAL.

                               CHAIRMAN'S LETTER

FELLOW SHAREHOLDER:

Compared to fiscal 1994, the fiscal year ended on August 31, 1995, reflected a striking reversal of fortunes for the Vanguard U.S. Growth and International Growth Portfolios. This year, the U.S. Growth Portfolio, with a total return of more than +22%, was the champion, with the International Growth Portfolio gaining about +4%. Last year, the returns were almost precisely reversed: U.S. Portfolio +7%; International Portfolio +20%.

      Despite these differences, there was an important and beneficial parallelism between the two years. In fiscal 1994 and 1995 alike, each Portfolio outperformed both its market index standard and its competitive peer group of mutual funds.

      In the case of the U.S. Growth Portfolio, our success in topping the total return (capital change plus income) of the unmanaged Standard & Poor's 500 Composite Stock Price Index was especially notable, since the Index, always a tough standard, counted itself among the market leaders for the past twelve months. Here are the figures:

----------------------------------------------------------
                                          TOTAL RETURN
                                          ------------
                                        Fiscal Year Ended
                                         August 31, 1995
----------------------------------------------------------
VANGUARD U.S. GROWTH PORTFOLIO                +22.8%
----------------------------------------------------------
AVERAGE GROWTH MUTUAL FUND                    +20.0%
STANDARD & POOR'S 500 STOCK INDEX             +21.4
----------------------------------------------------------

While our absolute returns were far lower for the International Growth Portfolio, our relative returns were more favorable. Indeed, our Portfolio posted a positive, if modest, rate of return, while the average diversified international mutual fund posted a net loss. We also nicely outpaced our market standard, the unmanaged Morgan Stanley Capital International Europe, Australia, and Far East ("EAFE") Index.

----------------------------------------------------------
                                            TOTAL RETURN
                                            ------------
                                          Fiscal Year Ended
                                           August 31, 1995
----------------------------------------------------------
VANGUARD INTERNATIONAL GROWTH PORTFOLIO       +3.8%
----------------------------------------------------------
AVERAGE INTERNATIONAL MUTUAL FUND             -1.2%
EAFE INTERNATIONAL INDEX                      +0.8
----------------------------------------------------------

The total return for the U.S. Growth Portfolio is based on net asset values of $15.52 per share on August 31, 1994, and $18.83 on August 31, 1995, with the latter figure adjusted to take into account the reinvestment of our annual dividend of $.18 per share paid from net investment income earned during calendar 1994. For the International Growth Portfolio, the respective net asset values were $14.36 and $14.70, and our annual income dividend was $.18 per share.


U.S. GROWTH PORTFOLIO

Fiscal 1995 began with stocks essentially marking time for the first four months. Then, as December ended and 1995 began, the U.S. stock market sprung to life. During the eight months that followed, the market moved upward, week after week, in virtually straight-line fashion, delighting the bulls and astonishing the bears.

      As usual, there were many opinions as to the source of the market's surprising strength. In my view, it resulted from a combination of: (1) the sharp decline in interest rates (the yield on the long-term U.S. Treasury bond fell from 7.5% to 6.7% during the fiscal period, a dip of 80 basis points); (2) the diminishing threat of additional increases in short-term interest rates by the Federal Reserve Board; (3) a slight softening in U.S. economic growth, resulting in continued optimism about the outlook for inflation; (4) record-breaking corporate profits; and (5) a hint of speculative fever in the marketplace.

      While, as noted at the outset, U.S. stock market returns in fiscal 1995 were far ahead of those of the prior year, both years saw growth stocks (those with above-average prospects for long-term growth and thus accorded above-average price/earnings multiples) provide a small advantage over value stocks (usually defined as those having above-average dividend yields and relatively low multiples of price-to-book value). You may recall, however, that value stocks led the way in fiscal 1993. These dichotomies in total return are, as we noted in our 1994 Annual Report, "simply part and parcel of the way securities markets work," and tend to iron themselves out over the longer term.

      For example, the chart on page 2 presents the relative cumulative returns of the Standard & Poor's/BARRA Growth and Value Indexes over our past five fiscal years. (Each Index comprises one-half of the market value of the Standard & Poor's 500 Index.) The five-year

[FIGURE 2]

annual returns for the two strategies were exceptionally close: Growth +14.7%; Value +15.3%. (I should emphasize that both returns were unusually high relative to historical norms.) Their similarity makes the point that it is better to "stay the course" with one type of equity strategy (or a constant proportion of each type) than to switch back and forth from one to the other based on short-term relative performance.

      Although the total return of the U.S. Growth Portfolio fell slightly short of the return of the Growth Index (+22.8% versus +23.7%) for fiscal 1995, we did succeed in outpacing the +21.4% return of the broader Standard & Poor's 500 Index. With large capitalization blue-chip stocks leading the way in the stock market, this broad index was a formidable competitor for active managers. The success of the U.S. Growth Portfolio was based primarily on two factors: (1) strong stock selections in the technology sector (Intel, Cisco, and Hewlett-Packard); and (2) good selection of individual equities in the consumer staples area. However, the positive margin we achieved through good stock selection was eroded a bit by our cash reserve position, which averaged about 8% during the year. (Indexes, of course, are theoretically 100% invested in stocks at all times.)

      The industry composition of our peer group of growth-oriented mutual funds was, on average, strikingly similar to our own. Our return advantage (the average growth fund provided a return of +20.0%) was accounted for in part by our traditional emphasis on large-cap stocks (90% of the Vanguard portfolio compared to 55% for our peers), which, as I noted earlier, tended to be market leaders during the past year. We also gained a valuable edge in annual return of nearly one full percentage point because of our customary low operating expense ratio (expenses as a percentage of net assets). Our net expense ratio was 0.44% during the past year; for the average growth fund, the ratio was 1.30%, or nearly three times as high.

      While the events of fiscal 1995 are interesting and significant, the most important test we must meet is that of superior long-term performance. (The record for the past decade is presented in the upper chart on page 5.) The table below shows our absolute and relative returns during the past eight years in which Lincoln Capital Management has been the investment adviser to the Portfolio. During this period, as you can see, we have succeeded in surpassing the returns of both our peer group and the Standard & Poor's 500 Stock Index:

---------------------------------------------------------------
                                           TOTAL RETURN*
                                           -------------
                                         Eight Years Ended
                                          August 31, 1995
                                    ---------------------------
                                      Cumulative  Annual Rate
---------------------------------------------------------------
U.S. GROWTH PORTFOLIO                   +126%        +10.7%
---------------------------------------------------------------
AVERAGE GROWTH FUND                     +107%        + 9.5%
STANDARD & POOR'S 500 STOCK INDEX       +119         +10.3
---------------------------------------------------------------

*Assuming reinvestment of all dividends and capital gains distributions.

I emphasize that our future returns may be better or worse than those shown above. However, on a relative basis, we are pleased that the U.S. Growth Portfolio outperformed both measurement standards. On an absolute basis, of course, the returns appear modest compared with the double-digit gains offered by equities during the decade of the 1980s. But Lincoln began managing the Portfolio at the very high of the stock market on August 31, 1987, just before the Great Crash of October 19, when stocks tumbled by -20% in a single day. As a result, the eight-year return of the Standard & Poor's 500 Index turned out to be virtually identical to the long-term (since 1926) average stock return of +10.4% annually. This historical return may well provide a more realistic perspective for the future than the large annual return provided by stocks during the 1980s (+17.5%).

INTERNATIONAL GROWTH PORTFOLIO

In the aggregate, the world's equity markets, if I may be permitted to generalize, went nowhere during our 1995 fiscal year. The performance of international stocks was erratic to a fault, with a good month followed by a bad month (and vice versa) with remarkable consistency. After all was said and done, the EAFE Index ended the twelve months almost precisely where it began.

      Two major factors shaped returns in international markets during the year. First, from the outset of our fiscal year, the pervasive weakness of the U.S. dollar in international currency markets added significantly to the dollar returns earned by U.S. investors, since a foreign currency can purchase a greater number of U.S. dollars. Second, among all of the major markets, Japan suffered the worst decline. Japan accounts for a dominant 42% share of the international markets; by way of contrast, the second largest market, the United Kingdom, accounts for but 17%. A portion of the Japanese market decline was alleviated by a very weak dollar-yen relationship during most of the year, but a rousing rally for the dollar that began in July worsened the earlier damage to the local Japanese market.

      Combining these two factors, here are the essential elements of worldwide investing during our fiscal year:

---------------------------------------------------------------------
                                      TOTAL RETURN
                       ----------------------------------------------
                             Twelve Months Ended August 31, 1995
                       ----------------------------------------------
                         Based on       Currency        Based on
Stock Market Index     Local Currency    Effect       U.S. Dollars
---------------------------------------------------------------------
INTERNATIONAL*            -  2.6%         +3.4%        +  0.8%
---------------------------------------------------------------------
EUROPEAN*                 +  6.0%         +5.1%        + 11.1%
PACIFIC BASIN*            -  9.4          +2.0         -  7.4
---------------------------------------------------------------------
UNITED STATES             + 21.4%           --         + 21.4%
---------------------------------------------------------------------

*Morgan Stanley Capital International Indexes.

The Vanguard International Growth Portfolio's under-weighting in Japan (about 29% of our net assets on average) played a significant part in our advantage over the EAFE Index during the past twelve months. In addition, our individual selections on the Tokyo bourse provided well-above-average returns. A heavy over-weighting in a strong Netherlands market (11% of assets for our Portfolio versus 4% for the Index)--combined with good stock selections there as well--also made a significant positive difference. Finally, outstanding stock selection in Germany added to our margin.

[FIGURE 3]

      Our ability to provide a positive return in an environment in which the average diversified international mutual fund was on the negative side of the ledger came in the face of a strong headwind. The average fund's 16% commitment to Japan was far less than our 29% average weighting, and thus did it less damage. However, our lower average weighting during the year in the Latin American markets--3% of our assets versus some 8% for the average fund--benefited our shareholders. Most of these markets fell sharply over the past twelve months--particularly in December--with Mexico, for example, off -47%. Congratulations are in order for our adviser, Schroder Capital Management, for minimizing the impact of this market debacle.

      Pleased as we are with our relative performance in fiscal 1995, we acknowledge that a single year is but one lap in a long race. As illustrated by our record during the past decade--presented in the lower chart on the facing page--we are also ahead in the never-ending test of earning your respect and confidence. Here is a summary of our results:


---------------------------------------------------------------
                                         TOTAL RETURN*
                                         -------------
                               Ten Years Ended August 31, 1995
                               --------------------------------
                                   Cumulative   Annual Rate
---------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO        +352%         +16.3%
---------------------------------------------------------------
AVERAGE INTERNATIONAL FUND            +276%         +14.2%
EAFE INTERNATIONAL INDEX              +329          +15.7
---------------------------------------------------------------

*Assuming reinvestment of all dividends and distributions.

I emphasize that our future returns may be better or worse than those shown above. On a relative basis, we expect to outpace our competitors, in part because of our substantial cost advantage. The International Growth Portfolio's net expense ratio (expenses as a percentage of average net assets) was just 0.58% last year versus 1.55% for our average peer fund--nearly 170% above ours!--giving us a "natural advantage" of +1.0% in annual return.

      I should note that the absolute returns shown in the table exceed my own expectations for the future, in part because the large boost given to international stocks in the past by a consistently weak U.S. dollar seems unlikely to persist indefinitely. For the decade, the annual return of the EAFE Index was +15.7% on a dollar-adjusted basis versus +9.0% in local currency terms--a truly astonishing dichotomy of -6.7% based solely on the weakness of the dollar. Returns on international funds--including ours--were doubtless similarly affected. And, as we have often warned, currency risk--in which a stronger dollar erodes international returns rather than enhancing them--is a special risk that need not be assumed by U.S. investors in U.S. markets.(1)

IN SUMMARY

A decade has now passed since we divided Vanguard's U.S. Growth Portfolio and International Growth Portfolio into two separate fund portfolios. (They had comprised a single "world fund" portfolio from September 1981 to September 1985, with each of the two segments managed by a different investment adviser.) During this decade, each Portfolio has had its ups and downs. Indeed, as a result of performance that failed to measure up to our expectations, we replaced the adviser for the U.S. Growth Portfolio in 1987 and retained Lincoln Capital Management. On balance, as reflected in the records presented in this letter, our returns under our present advisers have been outstanding relative to their peers and to the relevant stock market indexes.

      The net result of these excellent relative returns (for which we accept responsibility in good times and bad alike) and absolute returns (over which, since we cannot control the financial markets, we have little control) has been substantial growth in our Portfolios' acceptance by investors. During the past decade, total assets of the U.S. Growth Portfolio have grown from $138 million to $3.0 billion; the assets of the International Growth Portfolio have grown from $73 million to $3.4 billion. Part of that growth, I believe, reflects the fact that our shareholders agree with Vanguard's underlying philosophy: mutual funds should be held as long-term investments. As I put it when I wrote to you in last year's Annual Report, "the lowest risk and the highest reward--at least in the past--have been achieved by investors who have stayed the course."

      Today, the usual risks continue to abound, perhaps attenuated by the fact that: (1) based on fundamental norms such as dividend yields, the U.S. stock market remains highly valued; and (2) international markets, with past returns very much enhanced by a weak dollar, may well face the headwind of a stronger U.S. currency. Whatever the coming fiscal year holds in store for us, we have confidence that, in a balanced portfolio that also includes bonds and reserves, both our U.S. Growth and International Growth Portfolios will measure up to your high standards of performance.

Sincerely,

/s/ JOHN C. BOGLE
---------------------
John C. Bogle
Chairman of the Board        September 18, 1995


---------------------
(1) A strong dollar, however, enhances the earnings of U.S. corporations with foreign operations.


Note: Mutual fund data from Lipper Analytical Services, Inc.

                            CUMULATIVE PERFORMANCE

[FIGURE 4]

    Average Annual Total Returns--Periods Ended August 31, 1995
-------------------------------------------------------------------
                                   1 Year      5 Years     10 Years
-------------------------------------------------------------------
 U.S. GROWTH PORTFOLIO             +22.75%     +14.30%     +12.92%
 AVERAGE GROWTH FUND               +20.03      +14.75      +13.35
 STANDARD & POOR'S 500 INDEX       +21.42      +15.09      +15.14

Note: Past performance is not predictive of future performance.



[FIGURE 5]

    Average Annual Total Returns--Periods Ended August 31, 1995
-------------------------------------------------------------------
                                   1 Year      5 Years     10 Years
-------------------------------------------------------------------
 INTERNATIONAL GROWTH PORTFOLIO    +3.76%      +7.82%      +16.27%
 AVERAGE INTERNATIONAL FUND        -1.23       +7.48       +14.16
 MSCI EAFE INDEX                   +0.79       +7.35       +15.68

Note: Past performance is not predictive of future performance.

                        AVERAGE ANNUAL TOTAL RETURNS

   THE AVERAGE ANNUAL TOTAL RETURNS FOR THE PORTFOLIOS (PERIODS ENDED JUNE 30,
1995) ARE AS FOLLOWS:

                                                                             10 YEARS
                                                                   ----------------------------
                                   INCEPTION                         TOTAL    CAPITAL    INCOME
   PORTFOLIO                         DATE      1 YEAR    5 YEARS    RETURN    RETURN     RETURN
   ---------------------           ----------  -------   --------   -------   -------   --------
   U.S. GROWTH                      1/6/59    +28.44%    +11.45%   +12.77%    +10.98%    +1.79%
   INTERNATIONAL GROWTH            9/30/81    + 7.12     + 5.94    +16.75     +15.18     +1.57

   ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                        TOTAL INVESTMENT RETURN TABLE

The following table illustrates the results of a single-share investment in the U.S. Growth Portfolio for the 25-year period ended August 31, 1995. During the period illustrated, stock prices fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Portfolio today.

------------------------------------------------------------------------------------------------------------
PERIOD                        PER SHARE DATA*                               TOTAL INVESTMENT RETURN**
------------------------------------------------------------------------------------------------------------
                                                                          U.S. Growth Portfolio      S&P 500
                                                    Value with Income    -----------------------     -------
August 31   Net Asset   Capital Gains     Income  Dividends & Capital   Capital   Income    Total      Total
Fiscal Year     Value   Distributions  Dividends     Gains Reinvested    Return   Return   Return     Return
------------------------------------------------------------------------------------------------------------
1971          $  7.13             --      $ .07             $   7.22     +29.1%     +1.5%   +30.6%     +25.4%
------------------------------------------------------------------------------------------------------------
1972             8.14             --        .10                 8.35     +14.2      +1.5    +15.7      +15.5
------------------------------------------------------------------------------------------------------------
1973             6.43         $  .13        .07                 6.77     -19.7      +0.7    -19.0      - 3.3
------------------------------------------------------------------------------------------------------------
1974             3.60             --        .10                 3.84     -44.0      +0.8    -43.2      -28.0
------------------------------------------------------------------------------------------------------------
1975             4.61             --        .04                 4.99     +28.2      +1.6    +29.8      +26.1
------------------------------------------------------------------------------------------------------------
1976             5.22             --        .06                 5.73     +13.3      +1.5    +14.8      +23.1
------------------------------------------------------------------------------------------------------------
1977             5.18             --        .09                 5.79     - 0.7      +1.7    + 1.0      - 1.8
------------------------------------------------------------------------------------------------------------
1978             6.22             --        .10                 7.08     +20.0      +2.4    +22.4      +12.4
------------------------------------------------------------------------------------------------------------
1979             6.87             --        .15                 8.02     +10.5      +2.7    +13.2      +11.6
------------------------------------------------------------------------------------------------------------
1980             7.69             --        .22                 9.27     +11.9      +3.7    +15.6      +18.2
------------------------------------------------------------------------------------------------------------
1981             8.35             --        .23                10.36     + 8.5      +3.2    +11.7      + 5.4
------------------------------------------------------------------------------------------------------------
1982             7.94             --        .28                10.23     - 4.8      +3.5    - 1.3      + 3.2
------------------------------------------------------------------------------------------------------------
1983            12.02             --        .22                15.90     +51.3      +4.2    +55.5      +44.0
------------------------------------------------------------------------------------------------------------
1984            10.29           1.86        .24                16.35     + 0.9      +1.9    + 2.8      + 6.1
------------------------------------------------------------------------------------------------------------
1985            11.57            .33        .31                19.63     +16.4      +3.7    +20.1      +18.2
------------------------------------------------------------------------------------------------------------
1986            13.21            .82        .26                24.85     +23.6      +3.0    +26.6      +38.9
------------------------------------------------------------------------------------------------------------
1987            12.74           1.94        .28                29.27     +15.1      +2.7    +17.8      +34.4
------------------------------------------------------------------------------------------------------------
1988             7.17           3.26        .31                22.94     -23.5      +1.9    -21.6      -17.8
------------------------------------------------------------------------------------------------------------
1989            10.01             --        .06                32.29     +39.6      +1.1    +40.7      +39.1
------------------------------------------------------------------------------------------------------------
1990            10.38             --        .13                33.91     + 3.7      +1.3    + 5.0      - 5.0
------------------------------------------------------------------------------------------------------------
1991            13.69             --        .19                45.54     +31.9      +2.4    +34.3      +26.9
------------------------------------------------------------------------------------------------------------
1992            14.71             --        .19                49.56     + 7.5      +1.3    + 8.8      + 7.9
------------------------------------------------------------------------------------------------------------
1993            14.71            .08        .18                50.40     + 0.5      +1.2    + 1.7      +15.2
------------------------------------------------------------------------------------------------------------
1994            15.52             --        .21                53.91     + 5.5      +1.5    + 7.0      + 5.5
------------------------------------------------------------------------------------------------------------
1995            18.83             --        .18                66.16     +21.3      +1.5    +22.8      +21.4
------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL                                                                         +1,096.3%  +1,737.7%
------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                 +10.4%     +12.3%
------------------------------------------------------------------------------------------------------------

 *Adjusted for stock splits of 3-for-2 on April 7, 1972, and 1.537-for-1 upon the restructuring of the Portfolio on September 30, 1985.

**Adjusted to include reinvestment of income dividends and any capital gains distributions for both the Portfolio and the Index.

Note: The initial net asset value was $5.53 on August 31, 1970. No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.

                        TOTAL INVESTMENT RETURN TABLE
                                           (continued)

The following table illustrates the results of a single-share investment in the INTERNATIONAL GROWTH PORTFOLIO since inception through August 31, 1995. During the period illustrated, stock prices fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Portfolio today.

-------------------------------------------------------------------------------------------------------------------
PERIOD                        PER SHARE DATA*                                  TOTAL INVESTMENT RETURN**
-------------------------------------------------------------------------------------------------------------------
                                                                      International Growth Portfolio   EAFE Index
                                                   Value with Income  ------------------------------   ------------
August 31   Net Asset  Capital Gains     Income  Dividends & Capital     Capital   Income    Total          Total
Fiscal Year     Value  Distributions  Dividends     Gains Reinvested      Return    Return   Return        Return
-------------------------------------------------------------------------------------------------------------------
INITIAL (9/81) $ 3.95            --         --              $   3.95      --         --       --               --
-------------------------------------------------------------------------------------------------------------------
1982             3.73            --         --                  3.73     - 5.7%      0.0%   - 5.7%           -  4.7%
-------------------------------------------------------------------------------------------------------------------
1983             5.86            --      $ .10                  6.02     +57.1      +4.3    +61.4            + 31.0
-------------------------------------------------------------------------------------------------------------------
1984             6.07        $  .12        .09                  6.46     + 5.7      +1.6    + 7.3            + 14.7
-------------------------------------------------------------------------------------------------------------------
1985             6.57           .38        .11                  7.61     +15.7      +2.1    +17.8            + 32.3
-------------------------------------------------------------------------------------------------------------------
1986            11.67           .65        .09                 15.14     +96.4      +2.5    +98.9            +103.7
-------------------------------------------------------------------------------------------------------------------
1987            14.21           .80        .07                 19.99     +31.2      +0.8    +32.0            + 46.0
-------------------------------------------------------------------------------------------------------------------
1988            10.45          2.43        .13                 18.01     -10.8      +0.9    - 9.9            -  6.2
-------------------------------------------------------------------------------------------------------------------
1989            11.61          1.07        .16                 22.42     +22.7      +1.8    +24.5            + 22.4
-------------------------------------------------------------------------------------------------------------------
1990            11.81           .28        .15                 23.60     + 4.0      +1.2    + 5.2            - 11.8
-------------------------------------------------------------------------------------------------------------------
1991            10.31           .68        .20                 22.39     - 6.8      +1.7    - 5.1            -  0.3
-------------------------------------------------------------------------------------------------------------------
1992            10.15           .12        .19                 22.72     - 0.4      +1.9    + 1.5            +  0.4
-------------------------------------------------------------------------------------------------------------------
1993            12.02            --        .21                 27.50     +18.4      +2.7    +21.1            + 27.1
-------------------------------------------------------------------------------------------------------------------
1994            14.36            --        .11                 33.12     +19.5      +0.9    +20.4            + 11.1
-------------------------------------------------------------------------------------------------------------------
1995            14.70            --        .18                 34.32     + 2.4      +1.4    + 3.8            +  0.8
-------------------------------------------------------------------------------------------------------------------
LIFETIME                                                                                   +768.9%           +712.8%
-------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                 +16.8%            +16.2%
-------------------------------------------------------------------------------------------------------------------

 *Adjusted for stock split of 2.908-for-1 upon the restructuring of the Portfolio on September 30, 1985.

**Adjusted to include reinvestment of income dividends and any capital gains distributions for both the Portfolio and the Index.

Note: No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.

                          REPORT FROM
                      LINCOLN CAPITAL MANAGEMENT COMPANY

The fiscal year ended August 31, 1995, marks the eighth full year of Lincoln Capital's management of the U.S. Growth Portfolio. The Portfolio earned a return of +22.8% over the past year, the best result since the +34.3% return in fiscal 1991. The return exceeded that of the S&P 500 Index and the average growth mutual fund for the year, but lagged one investment objective, the S&P Growth Index (+23.7%).

      Since the inception of Lincoln's management eight years ago, the U.S. Growth Portfolio's cumulative return is modestly ahead of the three performance standards that we have adopted; we also outperformed each of the three benchmarks in six of the eight years.

      As you would guess, cash reserves were a drag on our fiscal 1995 return. While your Portfolio averaged weekly reserves of only 7.6%, these did detract -1% from the total return compared to a 100% invested position. Sales turnover for the year was 32%, about the same as our historical average.

      During the six months since the Semi-Annual Report, three new names have joined the largest ten issues. These are Philip Morris, Johnson & Johnson, and PepsiCo. Philip Morris has been among the largest ten commitments in Lincoln portfolios off and on for 13 of the past 18 years. PepsiCo has been among Lincoln's largest 15 holdings for each of the past eleven years. It is amazing to us that the underlying earnings fundamentals of such dominant companies can continue to be so dynamic for periods longer than a decade. The three companies that exited the top ten are all still held in the Portfolio.

      The table that follows lists our ten major holdings, which represent 40% of the Portfolio's total net assets. Good stock selections helped our return during the year, with Coca-Cola, PepsiCo, and three technology stocks leading the way. Less-than-representative health care and technology weightings constrained returns in the past several months.

---------------------------------------------------------------
                                                    CONSECUTIVE
COMPANY                 BUSINESS                     YEARS HELD
---------------------------------------------------------------
1.  WAL-MART STORES      #1 RETAILER                       8

2.  GENERAL ELECTRIC     #1 DIVERSIFIED MANUFACTURER       7

3.  PHILIP MORRIS        #1 DIVERSIFIED CONSUMER
                            PRODUCTS CO.                   1

4.  COCA-COLA            #1 SOFT DRINKS                    2

5.  INTEL                #1 MICROPROCESSOR
                            MANUFACTURER                   2

6.  JOHNSON & JOHNSON    #1 HEALTH CARE/
                            CONSUMER PRODUCTS              1

7.  AT&T                 #1 COMMUNICATIONS CO.             2

8.  PEPSICO              #1 SNACK FOODS                    8

9.  AUTOMATIC DATA       #1 PAYROLL SERVICE                7

10. PROCTER & GAMBLE     #1 HOUSEHOLD PRODUCTS CO.         5
---------------------------------------------------------------

You'll be interested to know that the present ten largest holdings sell at an average P/E ratio of 15.6 times estimated 1996 earnings. The S&P 500 Index is selling at about the same multiple. Excepting the low dividend yield, these ten important holdings seem to us to possess qualitative and quantitative attributes that are relatively more attractive than the broad market.

Respectfully,

Dave Fowler and Parker Hall, Co-managers

Lincoln Capital Management Company

September 8, 1995

                                 REPORT FROM
                  SCHRODER CAPITAL MANAGEMENT INTERNATIONAL

Vanguard International Growth Portfolio rose by +15.3% during the second half of fiscal 1995, erasing the -10.0% fall during the first half. For the full fiscal year, the Portfolio returned +3.8%, which compares favorably to a +0.8% return for the MSCI EAFE Index. Clearly, it has been a volatile year, but throughout we have invested the Portfolio on the basis that markets would emerge from this period of consolidation on the upside. This continues to be our view.

       Sentiment in favor of the U.S. dollar has changed dramatically during the past two months. Relative to the Japanese yen, the U.S. dollar has risen +22% from its low point in April; against the deutschemark, it has risen +9%. These sharp moves reflect: (1) the extent of the recent falls (note that the dollar is only back to February 1995 levels); and (2) some very effective policy action by the Japanese authorities at a time when U.S.-Japan trade talks had become less confrontational. In my letter six months ago, I discussed the impact of currency moves on the Portfolio and will only reiterate here the conclusion: that currency and stock price moves tend to offset each other and that, on balance, a weak dollar environment is better for our returns relative to U.S. stocks.

       The future value of foreign currencies is notoriously difficult to predict; accordingly, only a small proportion (9%) of the Portfolio's assets is hedged through the forward currency markets back to U.S. dollars. However, "bullish dollar" investors may take comfort from the 19% of the Portfolio that is invested in S.E. Asian countries, whose currencies are to varying degrees linked to the U.S. dollar. From my standpoint, I would emphasize that the reason for such a large commitment to this area is not currency related, but to capture the excellent economic growth prospects that reside there. Local stock markets have been miserable performers over the past 20 months reflecting over-enthusiasm in 1993, but inflationary fears more recently. In our opinion, poor performance is unlikely to last for much longer.

       Japan is the other major part of the Portfolio that has held back returns during the past year, as the market fell by -8% in U.S. dollar terms. Although our stocks performed relatively better, the period must be termed a disappointment. As of fiscal year end, 24% of the Portfolio was invested in Japan. Our good stock performance relative to the local index is a consequence of focusing over 70% of our stock picks in manufacturing companies; of these, half are electronics related. Although the broad economic recovery is once again faltering, there is no doubting the profit recovery now underway in the manufacturing industry. Moreover, if, as we expect, the government continues to provide stimuli to the economy, profits will be further boosted by a recovery in domestic consumer spending.

      The Portfolio's strong point during the past year has been Europe: markets generally are up +11% in dollar terms and your stocks by significantly more. In total, we have 50% of the Portfolio invested there with particularly large exposures to the UK (17%) and the Netherlands (11%). The former market has performed strongly in the past six months, but in line with other European markets over the year, while the Netherlands has done well throughout the year.

      As in the U.S., economic growth in Europe has been hobbled by tight fiscal stances and high interest rates. The strength of European currencies against competitor nations, notably the U.S., has also restrained corporate profits. The complete absence of inflationary pressures encourages us to see the current slow growth as the harbinger of a longer period of economic expansion, which we regard as bullish for investors. Three-quarters of our European stocks are in high- growth industries or relate to companies where management is proving particularly effective at cutting costs to maintain above-average profit growth in a difficult business environment.

      I look forward to the year ahead and to reporting results to you in six-months time.

Respectfully,

Richard Foulkes

Schroder Capital Management International

September 12, 1995

                           STATEMENT OF NET ASSETS

                                                            FINANCIAL STATEMENTS
                                                                 August 31, 1995

                                                                        Market
                                                                         Value
U.S. GROWTH PORTFOLIO                                       Shares      (000)+
------------------------------------------------------------------------------
COMMON STOCKS (94.0%)
------------------------------------------------------------------------------
BASIC MATERIALS (1.0%)
  Kimberly-Clark Corp.                                     270,000  $  17,246
  Scott Paper Co.                                          254,000     11,779
                                                                     ---------
      GROUP TOTAL                                                      29,025
                                                                     ---------
------------------------------------------------------------------------------
CAPITAL GOODS & CONSTRUCTION (7.2%)
  Duracell International, Inc.                             931,000     41,546
  General Electric Co.                                   2,307,000    135,825
  Honeywell, Inc.                                          436,000     19,075
  Illinois Tool Works, Inc.                                308,000     18,865
                                                                     ---------
      GROUP TOTAL                                                     215,311
                                                                     ---------
------------------------------------------------------------------------------
CONSUMER CYCLICAL (15.7%)
  Carnival Cruise Lines, Inc.                              892,000     19,401
  The Walt Disney Co.                                    1,583,000     88,846
  Home Depot, Inc.                                         223,000      8,892
  Lowes Cos., Inc.                                       1,850,000     61,512
  May Department Stores Co.                              1,387,000     58,774
  McDonald's Corp.                                       2,195,000     80,118
  Nordstrom, Inc.                                          339,000     13,899
  Wal-Mart Stores, Inc.                                  5,620,000    138,393
                                                                     ---------
      GROUP TOTAL                                                     469,835
                                                                     ---------
------------------------------------------------------------------------------
CONSUMER STAPLES (19.7%)
  Campbell Soup Co.                                        295,000     13,496
  The Coca-Cola Co.                                      1,920,000    123,360
  Colgate-Palmolive Co.                                    295,000     20,060
  Gillette Co.                                           2,224,000     92,852
  PepsiCo, Inc.                                          2,364,000    106,971
  Philip Morris Cos., Inc.                               1,741,000    129,922
  Procter & Gamble Co.                                   1,480,000    102,675
                                                                     ---------
      GROUP TOTAL                                                     589,336
                                                                     ---------
------------------------------------------------------------------------------
DIVERSIFIED (1.5%)
  Alco Standard Corp.                                      193,000     15,537
  Minnesota Mining &
   Manufacturing Co.                                       530,000     28,951
                                                                     ---------
      GROUP TOTAL                                                      44,488
                                                                     ---------
------------------------------------------------------------------------------
ENERGY (1.8%)
 *Renaissance Energy Ltd.                                1,250,000     27,335
 *Talisman Energy, Inc.                                  1,298,000     25,365
                                                                     ---------
      GROUP TOTAL                                                      52,700
                                                                     ---------
------------------------------------------------------------------------------
FINANCIAL (8.7%)
  American International Group, Inc.                       984,000     79,335
  Chemical Banking Corp.                                   506,000     29,474
  Federal Home Loan Mortgage Corp.                         362,000     23,258
  Federal National Mortgage Assn.                        1,047,000     99,858
  First Financial Management                               117,000     10,545
  Norwest Corp.                                            600,000     18,075
                                                                     ---------
      GROUP TOTAL                                                     260,545
                                                                     ---------
------------------------------------------------------------------------------
HEALTH CARE (12.6%)
  Abbott Laboratories, Inc.                                713,000     27,629
  American Home Products Corp.                             424,000     32,648
  Glaxo Wellcome PLC ADS                                   605,000     14,368
  Johnson & Johnson                                      1,621,000    111,849
  Eli Lilly & Co.                                        1,001,000     81,957
  Merck & Co., Inc.                                        770,000     38,404
  Pfizer, Inc.                                           1,010,000     49,869
  Upjohn Co.                                               458,000     19,408
                                                                     ---------
      GROUP TOTAL                                                     376,132
                                                                     ---------
------------------------------------------------------------------------------
TECHNOLOGY (20.9%)
  AMP, Inc.                                                995,000     40,422
  Automatic Data Processing, Inc.                        1,644,000    106,860
 *Cisco Systems, Inc.                                    1,265,000     82,857
  General Motors Corp. Class E                           1,755,000     81,827
  Hewlett-Packard Co.                                    1,083,000     86,640
  Intel Corp.                                            1,906,000    116,981
  Motorola, Inc.                                           461,000     34,460
 *Oracle Corp.                                             914,000     36,560
  Reuters Holdings PLC ADR                                 716,000     37,321
                                                                     ---------
      GROUP TOTAL                                                     623,928
                                                                     ---------
------------------------------------------------------------------------------
UTILITIES (4.9%)
  AT&T Corp.                                             1,941,000    109,666
  MCI Communications Corp.                               1,600,000     38,400
                                                                     ---------
      GROUP TOTAL                                                     148,066
                                                                     ---------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $2,121,367)                                                 2,809,366
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (6.5%)
------------------------------------------------------------------------------

                                                              Face
                                                            Amount
                                                             (000)
                                                         ---------
REPURCHASE AGREEMENT
  Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.82%, 9/1/95
   (Cost $193,775)                                        $193,775    193,775
------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
  (Cost $2,315,142)                                                 3,003,141
------------------------------------------------------------------------------

                                                                        Market
                                                                         Value
                                                                        (000)+
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-.5%)
------------------------------------------------------------------------------
  Other Assets--Note C                                            $    37,481
  Liabilities                                                         (51,572)
                                                                   -----------
                                                                      (14,091)
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
  Applicable to 158,739,027 outstanding
   $1.00 par value shares
   (authorized 200,000,000 shares)                                $ 2,989,050
------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         $     18.83
==============================================================================

+See Note A to Financial Statements.
*Non-Income Producing Security.
ADR--American Depository Receipt
ADS--American Depository Share


------------------------------------------------------------------------------
AT AUGUST 31, 1995, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
                                                           Amount          Per
                                                            (000)        Share
                                                      -----------   ----------
Paid in Capital--Note D                               $ 2,196,727     $ 13.84
  Undistributed Net
   Investment Income                                       29,948         .19
  Accumulated Net
   Realized Gains--Note D                                  74,376         .47
  Unrealized Appreciation
   of Investments--Note E                                 687,999        4.33
------------------------------------------------------------------------------
NET ASSETS                                            $ 2,989,050     $ 18.83
------------------------------------------------------------------------------



                                                                        Market
INTERNATIONAL GROWTH                                                     Value
PORTFOLIO                                                Shares         (000)+
------------------------------------------------------------------------------
COMMON STOCKS (95.5%)
------------------------------------------------------------------------------
ARGENTINA (.1%)
   YPF Sociedad ADR                                     162,500     $   2,864
------------------------------------------------------------------------------
AUSTRALIA (1.3%)
   Broken Hill Proprietary Ltd.280,500                    4,076
   CSR Ltd.                                           1,550,000         5,485
   Comalco A                                            395,000         2,016
   Lend Lease Corp.                                     245,000         3,505
   MIM Holdings Ltd.                                  1,750,000         2,503
   Mayne Nickless Ltd.                                1,044,289         5,016
   News Corp. Ltd.                                    1,015,000         5,838
   News Corp. Ltd. Pfd.                                 607,500         3,137
   Normandy Mining Ltd.                               3,871,315         5,071
  *Quantas Airways Ltd                                  250,000           408
   Western Mining Corp.                                 954,937         6,420
                                                                   -----------
      GROUP TOTAL                                                      43,475
                                                                   -----------
------------------------------------------------------------------------------
BRAZIL (1.2%)
   Electrobras Pfd. B                                34,638,332         9,559
   Ipiranga Pfd.                                     30,240,000           319
   Petrobras Distribuidora SA Pfd.                   49,451,000         1,672
   Telecom Brasileiras SA                           147,460,000         5,436
   Telecom Brasileiras SA Pfd.                      313,665,755        13,612
   Usiminas ADR                                         440,000         4,400
   Usiminas Pfd.                                  4,612,149,000         4,712
                                                                   -----------
      GROUP TOTAL                                                      39,710
                                                                   -----------
------------------------------------------------------------------------------
CHILE (.2%)
   Compania de Telecomunicaciones
    de Chile SA ADR                                      54,000         3,942
   Sociedad Quimica                                      60,000         2,790
                                                                   -----------
      GROUP TOTAL                                                       6,732
                                                                   -----------
------------------------------------------------------------------------------
FINLAND (.5%)
   Kymmene Oy                                           330,000         9,693
   Repola Oy                                            370,000         7,069
                                                                   -----------
      GROUP TOTAL                                                      16,762
                                                                   -----------
------------------------------------------------------------------------------
FRANCE (4.2%)
   Cardif                                                59,222         6,102
   Carrefour                                             25,000        13,955
   Cie. Generale des Eaux                               259,976        27,510
   Docks de France                                       49,500         7,298
   Michelin Series B (Registered)                       283,870        12,319
   Primagaz                                              76,971         5,303
   Societe National Elf Aquitaine                       928,017        67,949
                                                                   -----------
      GROUP TOTAL                                                     140,436
                                                                   -----------
------------------------------------------------------------------------------
GERMANY (4.7%)
  *Allianz AG Holdings                                   26,281        47,072
   Friedrich Grohe AG Pfd.                               18,747         5,039
   Sap AG Pfd.                                          250,000        36,951



                                                                        Market
                                                                         Value
                                                         Shares         (000)+
------------------------------------------------------------------------------
   Signalbau Huber AG Pfd.                                7,404     $     902
   Veba AG                                            1,750,000        66,856
                                                                    ----------
      GROUP TOTAL                                                     156,820
                                                                    ----------
------------------------------------------------------------------------------
HONG KONG (6.1%)
   Cheung Kong Holdings Ltd.                          5,580,000        27,680
   HSBC Holdings PLC                                  2,962,943        39,807
   Hong Kong Electric Holdings Ltd.                   5,500,000        19,077
   Hutchison Whampoa Ltd.                             6,810,000        32,814
   Sun Hung Kai Properties Ltd.                       5,345,400        38,842
   Swire Pacific Ltd. A                               4,084,000        30,600
   Wharf Holdings Ltd.                                5,500,000        15,809
                                                                    ----------
      GROUP TOTAL                                                     204,629
                                                                    ----------
------------------------------------------------------------------------------
INDONESIA (1.7%)
   Indocement (Foreign)                               2,062,000         7,329
   Indofood (Foreign)                                 4,493,400        19,243
   Kalbe Farma (Foreign)                              1,874,000         7,736
   PT Indosat ADS                                       528,000        18,546
   Unilever Indonesia (Foreign)                         287,551         4,380
                                                                    ----------
      GROUP TOTAL                                                      57,234
                                                                    ----------
------------------------------------------------------------------------------
ITALY (3.4%)
   Fiat SPA                                           7,000,000        25,675
   Parmalat Finanziaria SPA                          15,681,600        13,792
  *Parmalat Finanziaria SPA
    Warrants Exp. 7/17/99                             1,545,200           930
   Telecom Italia SPA                                24,137,190        38,783
  *Telecom Italia Mobile SPA                         24,137,190        35,525
                                                                    ----------
      GROUP TOTAL                                                     114,705
                                                                    ----------
------------------------------------------------------------------------------
JAPAN (23.8%)
   Advantest Corp.                                      250,000        14,344
   Anritsu Corp.                                         13,000           153
   Bridgestone Corp.                                  2,330,000        34,254
   Dai-Nippon Printing Co. Ltd.                       1,500,000        23,737
   Daini Den Den Corp.                                   37,500        31,623
   East Japan Railway                                   469,200        22,274
   Eisai Co., Ltd.                                      350,000         5,646
   Fanuc Co. Ltd.                                        60,000         2,738
   Fuji Photo Film Co., Ltd.                            900,000        22,511
   Fujitsu Ltd.                                         320,000         3,463
   Hirose Electronics Co. Ltd.300,000                    20,367
   Hitachi Ltd.                                       4,600,000        50,250
   Hoya Corp.                                           430,000        12,336
   Ito-Yokado Co.                                     1,740,000        92,551
   Japan Air Terminal Co. Ltd.                          160,000         1,830
   Keyence Inc.                                          50,000         6,381
   Kuraray Co., Ltd.                                  2,250,000        22,534
   Kyocera Corp.                                        380,000        33,519
   Mabuchi Motors                                       400,000        27,075
   Makita Corp.                                         700,000        11,220
   Matsushita Electric
    Industrial Co., Ltd.                              3,200,000        49,985
   Mitsui & Co., Ltd.                                 3,480,000        27,179
   Murata Manufacturing Co. Ltd.                      2,000,000        79,632
   NEC Corp.                                          1,100,000        14,375
   Nippon Television Network                             39,300         9,228
   Sankyo Co., Ltd.                                     935,000        20,810
   Seino Transportation Co. Ltd.                        425,000         7,072
   Sharp Corp.                                          800,000        11,353
   Shin-Etsu Chemical Co., Ltd.                       1,000,000        19,908
   Showa Shell Sekiyu                                 2,760,000        24,261
   Skylark Co., Ltd.                                    225,000         3,583
   Tokio Marine & Fire Insurance Ltd.                   700,000         8,290
   Tokyo Electron Inc.                                  635,000        25,543
   Tokyo Ohka Kogyo Co. Ltd.                            202,000         6,476
   Toyota Motor Corp.                                 2,160,000        42,781
   Yamazaki Baking Co., Ltd.                            400,000         7,106
   Yokohama Reito                                       211,000         2,370
                                                                    ----------
      GROUP TOTAL                                                     798,758
                                                                    ----------
------------------------------------------------------------------------------
KOREA (1.5%)
   Daewoo Securities (Foreign)                            9,888           312
   Hyundai Engineering and
    Construction (Foreign)                              189,352         9,431
   Korea Electric Power Co. (Foreign)                   223,000         7,847
   Pohang Iron & Steel Co.                               80,000         6,603
  *Samsung Electronics Co. Ltd. GDR
    1/2 Non-Voting Stock                                212,030        13,358
  *Samsung Electronics Co. Ltd.
    New GDR 1/2 Voting Stock                             12,931         1,293
  *Samsung Electronics Co. Ltd. GDR
    1/2 Voting Stock Rfd                                  2,790           279
   Shinhan Bank (Foreign)                               465,162         9,929
                                                                    ----------
      GROUP TOTAL                                                      49,052
                                                                    ----------
------------------------------------------------------------------------------
MALAYSIA (3.4%)
   Genting Bhd                                        4,047,000        35,850
   Malayan Banking Bhd                                4,333,000        35,605
   Renong Bhd                                         9,200,000        17,774
   Tan Chong Motor Holdings Bhd.                      2,242,000         2,642
  *Technology Resources
    Industries Bhd                                      700,000         1,796
   Telekom Malaysian Bhd                              2,863,000        20,083
                                                                    ----------
      GROUP TOTAL                                                     113,750
                                                                    ----------
------------------------------------------------------------------------------
MEXICO (.6%)
   Apasco A                                           1,066,000         4,686
   Cifra C SA                                         4,309,000         5,167
  *Grupo Carso                                          162,000         2,085
  *Grupo Carso                                          340,000         2,188
   Grupo Financiero Banamex B                         1,618,300         3,301
   Tolmex SA de CV B2                                   452,000         2,609
                                                                    ----------
      GROUP TOTAL                                                      20,036
                                                                    ----------
------------------------------------------------------------------------------

                                                                        Market
                                                                         Value
                                                         Shares         (000)+
------------------------------------------------------------------------------
NETHERLANDS (10.5%)
    Borsumij Wehry                                      399,010     $   8,418
   *Borsumij Wehry Warrants
      Exp. 12/21/98                                      14,287           339
    Cap Volmac Group                                    460,000         5,818
   *Ceteco Holdings NV 122,2623,821

*(1)Delft Instruments                                   454,330         8,453
    Getronics NV                                        565,512        24,241
    Heineken NV                                         627,500        94,924

    Internationale Nederlanden Groep                    917,455        50,985

   *KLM Royal Dutch Airlines                            573,658        18,940
    Oce van der Grinten NV                              400,000        21,791
    Otra NV                                              78,950        15,337

    Philips Electronics NV (non-voting)               1,950,000        87,499
    Sphinx Gustavsberg (Kon) NV                         396,046        12,401
                                                                    ----------
      GROUP TOTAL                                                     352,967
                                                                    ----------
------------------------------------------------------------------------------
NORWAY (1.1%)
    Norsk Hydro                                         900,000        38,003
                                                                    ----------
------------------------------------------------------------------------------
PHILIPPINES (1.3%)
    Ayala Land Inc. B                                 9,033,437        11,174
    Meralco GDR                                         304,312        11,716
    Philippine Long Distance
     Telephone Co.                                      166,999        10,554
    Philippine National Bank Class B                    140,550         1,494
    San Miguel Corp. B                                2,362,000         8,263
                                                                    ----------
      GROUP TOTAL                                                      43,201
                                                                    ----------
------------------------------------------------------------------------------
SINGAPORE (2.6%)
    DBS Land                                          3,948,000        11,340
    Development Bank of
     Singapore (Foreign)                              1,575,000        17,740
    Keppel Corp.                                      2,416,000        19,389
    Mandarin Oriental
     International Ltd.                               4,311,369         3,915
    Overseas Chinese
     Banking Corp. (Foreign)                          1,193,500        13,443
    Singapore International Airlines Ltd.
     (Foreign)                                        1,268,000        10,712
    Singapore Press
     Holdings Ltd. (Foreign)                            796,320        10,987
                                                                    ----------
      GROUP TOTAL                                                      87,526
                                                                    ----------
------------------------------------------------------------------------------
SWEDEN (1.7%)
    Astra AB Series B                                   650,000        21,104
    LM Ericsson Telephone                             1,120,000        23,935
    Stora Kopparberg Series A                           900,000        11,096
                                                                    ----------
      GROUP TOTAL                                                      56,135
                                                                    ----------
------------------------------------------------------------------------------
SWITZERLAND (6.1%)
    BBC Brown Boveri AG A (Bearer)                       50,000        52,695
    Ciba Geigy AG (Bearer)                               38,000        26,877
    Nestle SA (Registered)                               45,000        45,485
    Roche Holdings Ltd.                                   5,000        33,458
    Sandoz AG (Registered)                               30,000        21,617
    Swiss Bank Corp. (Bearer)                            72,058        24,497
                                                                    ----------
      GROUP TOTAL                                                     204,629
                                                                    ----------
------------------------------------------------------------------------------
THAILAND (2.1%)
    Land & House Co., Ltd. (Foreign)                    746,000        12,925
    Siam Cement Co., Ltd. (Foreign)                     269,000        18,341
    Siam City Bank (Foreign)                          7,500,000         9,730
   *TelecomAsia Corp. (Foreign)                       3,849,000        12,369
    Thai Farmers Bank Ltd. (Foreign)                  1,840,000        17,923
                                                                    ----------
      GROUP TOTAL                                                      71,288
                                                                    ----------
------------------------------------------------------------------------------
UNITED KINGDOM (17.4%)
    Allied Domecq PLC                                 1,730,768        13,405
    Asda Group PLC                                   18,000,000        30,112
    BOC Group                                         1,823,600        23,388
    Barclays PLC                                      2,500,000        27,920
    Blue Circle Industries                            1,800,000         8,880
    British Aerospace                                 3,000,000        30,623
   *British Aerospace Warrants
     Exp. 11/15/00                                      120,000           409
    British Airways PLC                               2,350,000        15,506
    British Land Co., PLC                             5,040,000        31,149
    British Petroleum Co.                             2,305,000        17,280
    British Steel                                     8,000,000        22,305
    Burton Group                                     15,900,000        25,121
    Cable and Wireless PLC                            4,588,000        29,848
    Courtaulds PLC                                    1,500,000        10,874
    De La Rue Co. PLC                                   972,200        13,124
    ECC Group (English China Clays)                   1,900,000        11,154
    Enterprise Oil PLC                                2,000,000        11,462
    Fisons                                            3,000,000        11,896
    Glaxo Wellcome PLC                                2,149,000        25,431
    Grand Metropolitan PLC                            2,500,000        15,819
    National Power                                    2,300,000        18,703
    Peninsular & Orient Steam
     Navigation Co.                                   1,957,704        16,784
    Rank Organisation Ltd.                            6,965,000        47,361
    Rexam PLC                                         1,750,000        11,331
    Rolls Royce PLC                                   3,500,000         9,453
    Smith (David S.)                                  1,400,400        12,982
   *Suter PLC Warrants
     Exp. 1999/2004                                      80,000            36

                                                                        Market
                                                                         Value
                                                         Shares         (000)+
------------------------------------------------------------------------------
   Thorn EMI PLC                                      1,500,000    $   34,329
   United News & Media                                2,800,000        23,593
   Vodafone Group PLC                                 5,000,000        20,523
   Zeneca Group PLC                                     700,000        12,122
                                                                    ----------
      GROUP TOTAL                                                     582,923
                                                                    ----------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $2,589,214)                                                 3,201,635
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.3%)
------------------------------------------------------------------------------

                                                           Face
                                                         Amount
                                                          (000)
                                                    -----------
REPURCHASE AGREEMENT
  Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.82%, 9/1/95
   (Cost $78,408)                                       $78,408        78,408
------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.8%)
  (Cost $2,667,622)                                                 3,280,043
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.2%)
------------------------------------------------------------------------------
  Other Assets--Notes C and F                                         165,054
  Liabilities--Note F                                                 (91,452)
                                                                    ----------
                                                                       73,602
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
  Applicable to 228,145,054 outstanding
   $1.00 par value shares
   (authorized 300,000,000 shares)                                 $3,353,645
------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          $    14.70
==============================================================================

 + See Note A to Financial Statements.
 * Non-Income Producing Security.
(1)Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company.
ADR--American Depository Receipt
ADS--American Depository Share
GDR--Global Depository Receipt
GDS--Global Depository Share


------------------------------------------------------------------------------
AT AUGUST 31, 1995, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
                                                         Amount            Per
                                                          (000)          Share
                                                    -----------       --------
  Paid in Capital                                   $ 2,693,507       $ 11.80
  Undistributed Net
   Investment Income--Note D                             35,617           .16
  Accumulated Net
   Realized Losses--Notes D and E                       (28,210)         (.12)
  Unrealized Appreciation

   of Investments--Note E                               652,731          2.86
------------------------------------------------------------------------------
NET ASSETS                                          $ 3,353,645       $ 14.70
------------------------------------------------------------------------------

                           STATEMENT OF OPERATIONS



                                                             U.S. GROWTH             INTERNATIONAL
                                                               PORTFOLIO          GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------
                                                              Year Ended                Year Ended
                                                         August 31, 1995           August 31, 1995
                                                                   (000)                     (000)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME
     Dividends(1) .................................            $  37,847                $  57,741
     Interest......................................               11,115                    6,009
--------------------------------------------------------------------------------------------------
            Total Income...........................               48,962                   63,750
--------------------------------------------------------------------------------------------------
   EXPENSES
     Investment Advisory Fees--Note B
        Basic Fee..................................     $4,523                   $4,369
        Performance Adjustment.....................         --     4,523            518     4,887
                                                        ------                   ------
     The Vanguard Group--Note C
        Management & Administrative................      5,996                    9,728
        Marketing and Distribution.................        502     6,498            642    10,370
                                                        ------                   ------
     Taxes (other than income taxes)...............                  186                      248
     Custodians' Fees..............................                   13                    2,247
     Auditing Fees.................................                    9                        9
     Shareholders' Reports.........................                   99                      187
     Annual Meeting and Proxy Costs................                   42                       45
     Directors' Fees and Expenses..................                    9                       13
--------------------------------------------------------------------------------------------------
            Total Expenses.........................               11,379                   18,006
            Expenses Paid Indirectly--Note C........                (698)                    (401)
--------------------------------------------------------------------------------------------------
               Net Expenses........................               10,681                   17,605
--------------------------------------------------------------------------------------------------
               Net Investment Income...............               38,281                   46,145
--------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold....................               91,924                   16,668
     Foreign Currencies and Forward Currency Contracts                --                  (32,883)
--------------------------------------------------------------------------------------------------
               Realized Net Gain (Loss)............               91,924                  (16,215)
--------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
     Investment Securities.........................              388,046                   35,670
     Foreign Currencies and Forward Currency Contracts                --                   47,097
--------------------------------------------------------------------------------------------------
               Change in Unrealized Appreciation
                 (Depreciation)....................              388,046                   82,767
--------------------------------------------------------------------------------------------------
               Net Increase in Net Assets
                 Resulting from Operations.........             $518,251                 $112,697
==================================================================================================

(1) Dividends for the International Growth Portfolio are net of foreign withholding taxes of $9,606,000.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                U.S. GROWTH                         INTERNATIONAL
                                                                  PORTFOLIO                      GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED         Year Ended        YEAR ENDED          Year Ended
                                         AUGUST 31, 1995    August 31, 1994   AUGUST 31, 1995     August 31, 1994
                                                   (000)              (000)             (000)               (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income.................    $    38,281         $   24,103        $   46,145          $   31,686
   Realized Net Gain (Loss)..............         91,924              4,709           (16,215)             35,464
   Change in Unrealized Appreciation
     (Depreciation)......................        388,046             99,469            82,767             322,922
-----------------------------------------------------------------------------------------------------------------
        Net Increase in Net Assets
          Resulting from Operations......        518,251            128,281           112,697             390,072
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income.................        (24,203)           (25,703)          (38,607)            (16,917)
   Realized Net Gain.....................             --                 --                --                  --
-----------------------------------------------------------------------------------------------------------------
        Total Distributions..............        (24,203)           (25,703)          (38,607)            (16,917)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued  --Regular.....................        688,919            380,823           754,485             804,345
           --In Lieu of Cash Distributions        23,081             21,905            36,111              15,892
           --Exchange....................        278,467            128,844           368,755             992,770
   Redeemed--Regular.....................       (326,198)          (332,474)         (323,043)           (264,837)
           --Exchange....................       (132,698)          (292,386)         (545,911)           (409,381)
-----------------------------------------------------------------------------------------------------------------
        Net Increase (Decrease) from
          Capital Share Transactions.....        531,571            (93,288)          290,397           1,138,789
-----------------------------------------------------------------------------------------------------------------
        Total Increase...................      1,025,619              9,290           364,487           1,511,944
-----------------------------------------------------------------------------------------------------------------
Net Assets
   Beginning of Year.....................      1,963,431          1,954,141         2,989,158           1,477,214
-----------------------------------------------------------------------------------------------------------------
   End of Year (3).......................     $2,989,050         $1,963,431        $3,353,645          $2,989,158
=================================================================================================================
   (1) Distributions Per Share
       Net Investment Income.............           $.18               $.21              $.18                $.11
       Realized Net Gain.................             --                 --                --                  --
-----------------------------------------------------------------------------------------------------------------
   (2) Shares Issued and Redeemed
       Issued............................         57,733             34,159            80,730             134,746
       Issued in Lieu of Cash Distributions        1,504              1,453             2,719               1,180
       Redeemed..........................        (27,003)           (41,944)          (63,495)            (50,592)
-----------------------------------------------------------------------------------------------------------------
                                                  32,234             (6,332)           19,954              85,334
-----------------------------------------------------------------------------------------------------------------
   (3) Undistributed Net
       Investment Income--Note D.........     $   29,948         $   15,870        $   35,617          $   28,464
-----------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS


                                                                   U.S. GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------
                                                                  Year Ended August 31,
                                                        ------------------------------------------
For a Share Outstanding Throughout Each Year              1995     1994     1993     1992     1991
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .........            $15.52   $14.71   $14.71   $13.69   $10.38
                                                        ------   ------   ------   ------   ------
INVESTMENT OPERATIONS
   Net Investment Income....................               .25      .20      .21      .19      .20
   Net Realized and Unrealized Gain (Loss)
     on Investments.........................              3.24      .82      .05     1.02     3.30
                                                        ------   ------   ------   ------   ------
        TOTAL FROM INVESTMENT OPERATIONS ...              3.49     1.02      .26     1.21     3.50
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income.....              (.18)    (.21)    (.18)    (.19)    (.19)
   Distributions from Realized Capital Gains               --       --      (.08)      --       --
                                                        ------   ------   ------   ------   ------
        TOTAL DISTRIBUTIONS ................              (.18)    (.21)    (.26)    (.19)    (.19)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ...............            $18.83   $15.52   $14.71   $14.71   $13.69
==================================================================================================
TOTAL RETURN ...............................           +22.75%   +6.98%   +1.69%   +8.83%  +34.28%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)..........            $2,989   $1,963   $1,954   $1,441     $747
Ratio of Expenses to Average Net Assets.....             .47%+     .52%     .49%     .49%     .56%
Ratio of Net Investment Income to
   Average Net Assets.......................             1.59%    1.30%    1.50%    1.52%    1.82%
Portfolio Turnover Rate.....................               32%      47%      37%      24%      30%
--------------------------------------------------------------------------------------------------

+ Effective in fiscal 1995, does not include expense reductions from directed brokerage arrangements (see Note C). The Ratio of Net Expenses to Average Net Assets is .44%.

                                                              INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------
                                                                  Year Ended August 31,
                                                        -------------------------------------------
For a Share Outstanding Throughout Each Year              1995     1994     1993     1992      1991
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .........            $14.36   $12.02   $10.15   $10.31   $11.81
INVESTMENT OPERATIONS
   Net Investment Income....................               .20      .14      .12      .20      .18
   Net Realized and Unrealized Gain (Loss)
     on Investments.........................               .32     2.31     1.96     (.05)    (.80)
                                                          -----    -----    -----    -----    -----
        TOTAL FROM INVESTMENT OPERATIONS ...               .52     2.45     2.08      .15     (.62)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income.....              (.18)    (.11)    (.21)    (.19)    (.20)
   Distributions from Realized Capital Gains               --       --       --      (.12)    (.68)
                                                          -----    -----    -----    -----    -----
        TOTAL DISTRIBUTIONS ................              (.18)    (.11)    (.21)    (.31)    (.88)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ...............            $14.70   $14.36   $12.02   $10.15   $10.31
===================================================================================================
TOTAL RETURN ...............................            +3.76%  +20.44%  +21.06%   +1.49%   -5.11%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)..........            $3,354   $2,989   $1,477     $919     $846
Ratio of Expenses to Average Net Assets.....             .59%+     .46%     .59%     .58%     .67%
Ratio of Net Investment Income to
   Average Net Assets.......................             1.53%    1.37%    1.27%    2.04%    1.80%
Portfolio Turnover Rate.....................               31%      28%      51%      58%      49%
---------------------------------------------------------------------------------------------------

+ Effective in fiscal 1995, does not include expense reductions from directed brokerage arrangements (see Note C). The Ratio of Net Expenses to Average Net Assets is .58%.



                        NOTES TO FINANCIAL STATEMENTS

Vanguard World Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company and consists of the U.S. Growth and International Growth Portfolios. The International Growth Portfolio invests in securities of foreign issuers which may subject the Portfolio to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Market values for securities listed on the New York Stock Exchange or other U.S. exchanges are based upon the latest quoted sales prices for such securities on the appropriate exchange at 4:00 PM on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Securities not listed are valued at the latest quoted bid prices. Temporary cash investments are valued at cost which approximates market value.

                        NOTES TO FINANCIAL STATEMENTS
                                 (continued)

2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 4:00 PM London Time on the valuation date.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the portion arising from changes in market prices of securities. Such fluctuations are included in realized net gains (losses) and unrealized appreciation (depreciation) on investment securities. Changes in the value of other assets and liabilities resulting from changes in foreign exchange rates are recorded as unrealized foreign currency gains (losses) until settled in cash, at which time realized foreign currency gains (losses) are recognized.

3. FORWARD CURRENCY CONTRACTS: The International Growth Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. Fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized.

4. FEDERAL INCOME TAXES: Each Portfolio of the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

5. REPURCHASE AGREEMENTS: Each Portfolio of the Fund, along with other members of The Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreements. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. See Note E.

7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains (losses) on the sale of investment securities are those of specific securities sold.

B. U.S. GROWTH PORTFOLIO: Under the terms of a contract which expires March 31, 1996, the Portfolio pays Lincoln Capital Management Co. an investment advisory fee calculated at an annual percentage rate of average net assets. For the year ended August 31, 1995, the investment advisory fee represented an effective annual rate of .19 of 1% of the Portfolio's average net assets.

INTERNATIONAL GROWTH PORTFOLIO: Under the terms of a contract which expires March 31, 1996, the Portfolio pays Schroder Capital Management International an investment advisory fee calculated at an annual percentage rate of average net assets. The basic fee thus computed is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australia, and Far East Index. For the year ended August 31, 1995, the investment advisory fee represented an effective annual base rate of .14 of 1% of the Portfolio's average net assets before an increase of $518,000
(.02 of 1%) based on performance.

C. The Vanguard Group, Inc. furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At August 31, 1995, the Fund had contributed capital of $823,000 to Vanguard (included in Other Assets), representing 4.1% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

Vanguard has requested the Fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate or credit to the Fund a portion of the commissions generated. Such rebates or credits are used solely to reduce the Fund's administrative expenses. For the year ended August 31, 1995, directed brokerage arrangements reduced the expenses of the U.S. Growth and International Growth Portfolios by $698,000 (.03 of 1% of average net assets) and $401,000 (.01 of 1% of average net assets), respectively.

D. During the year ended August 31, 1995, purchases and sales of investment securities other than U.S. Government securities and temporary cash investments were:

-----------------------------------------------
                                    (000)
                            -------------------
Portfolio                   Purchases     Sales
-----------------------------------------------
U.S. GROWTH              $1,240,962    $724,609
INTERNATIONAL GROWTH      1,154,606     911,408
-----------------------------------------------

During the year ended August 31, 1995, the U.S. Growth Portfolio realized $672,000 of net capital gains resulting from in-kind redemptions. Such gains are not taxable to the Portfolio and therefore will not be distributed to shareholders; accordingly, such gains have been reclassified from accumulated net realized gains to paid in capital.

During the year ended August 31, 1995, the International Growth Portfolio realized net foreign currency losses of $385,000 which reduced distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized losses to reduce undistributed net investment income.

The U.S. Growth and International Growth Portfolios utilized capital loss carryforwards of $15,721,000 and $20,227,000, respectively, to offset taxable capital gains realized during the year ended August 31, 1995.

E. At August 31, 1995, net unrealized appreciation of investment securities for financial reporting and Federal income tax purposes was:

--------------------------------------------------------------------
                                            (000)
                           -----------------------------------------
                                                            Net
                           Appreciated   Depreciated    Unrealized
Portfolio                  Securities    Securities     Appreciation
--------------------------------------------------------------------
U.S. GROWTH                $691,566       $ (3,567)      $687,999
INTERNATIONAL GROWTH        682,356        (69,935)       612,421
--------------------------------------------------------------------

Under the terms of open forward currency contracts at August 31, 1995, the International Growth Portfolio was obligated to deliver foreign currency in exchange for U.S. dollars as follows:

-------------------------------------------------
                                   (000)
                          -----------------------
Contract                    Foreign        U.S.
Settlement Date            Currency      Dollars
-------------------------------------------------
9/22/95 JAPANESE YEN      28,600,000     $333,401
-------------------------------------------------

Unrealized appreciation related to open forward currency contracts of $40,716,000 is required to be treated as realized gain for tax purposes. After adjusting the International Growth Portfolio's accumulated net realized losses of $28,210,000 for the unrealized appreciation on forward currency contracts, the Portfolio had $12,506,000 of tax basis capital gains available for distribution.

At August 31, 1995, the International Growth Portfolio had net unrealized foreign currency losses of $406,000 resulting from the translation of other assets and liabilities.

F. The market value of the International Growth Portfolio securities on loan to broker/dealers at August 31, 1995, was $76,604,000 for which the Portfolio had received cash collateral of $81,496,000.

                               REPORT OF
                           INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors
Vanguard World Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Growth Portfolio and the International Growth Portfolio of Vanguard World Fund ("the Fund") at August 31, 1995, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

October 10, 1995

                           SPECIAL TAX INFORMATION


                   SPECIAL 1995 TAX INFORMATION (UNAUDITED)
                      FOR VANGUARD U.S. GROWTH PORTFOLIO

Corporate shareholders should note that for the fiscal year ended August 31, 1995, 67% of the investment income (i.e., dividend income plus short-term capital gains, if any) qualifies for the intercorporate dividends received deduction.

                    SPECIAL 1995 TAX INFORMATION (UNAUDITED)
                  FOR VANGUARD INTERNATIONAL GROWTH PORTFOLIO

The Portfolio has elected to pass through the credit for taxes paid in foreign countries during its fiscal year ended August 31, 1995. In accordance with current tax laws, the Foreign Income and Foreign Tax per share (for a share outstanding on 8/31/95) is as follows:


                                               GROSS FOREIGN                FOREIGN
               COUNTRY                           DIVIDENDS                    TAX
---------------------------------------------------------------------------------------
               Argentina                           .0006                     .0000
               Australia                           .0074                     .0000
               Belgium                             .0002                     .0000
               Brazil                              .0052                     .0008
               Chile                               .0013                     .0005
               Finland                             .0022                     .0003
               France                              .0301                     .0045
               Germany                             .0123                     .0012
               Hong Kong                           .0264                     .0000
               Indonesia                           .0026                     .0004
               Italy                               .0109                     .0035
               Japan                               .0297                     .0045
               Korea                               .0062                     .0010
               Malaysia                            .0068                     .0020
               Mexico                              .0012                     .0000
               Netherlands                         .0391                     .0059
               Norway                              .0027                     .0004
               Philippines                         .0004                     .0001
               Singapore                           .0053                     .0014
               Sweden                              .0037                     .0006
               Switzerland                         .0122                     .0018
               Thailand                            .0030                     .0003
               United Kingdom                      .0857                     .0129
---------------------------------------------------------------------------------------

The pass-through of Foreign Tax Credit will affect only those shareholders of the Portfolio who are holders on the dividend record date in December 1995. Accordingly, shareholders will receive more detailed information along with their Form 1099-DIV in January 1996.

                             DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University and the Culver Educational Foundation.



OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO                 IAN A. MACKINNON
Senior Vice President               Senior Vice President
Information Technology              Fixed Income Group

JEREMY G. DUFFIELD                  F. WILLIAM MCNABB III
Senior Vice President               Senior Vice President
Planning & Development              Institutional

JAMES H. GATELY                     RALPH K. PACKARD
Senior Vice President               Senior Vice President
Individual Investor Group           Chief Financial Officer

                        THE VANGUARD FAMILY OF FUNDS

                          EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
  U.S. Portfolio
Vanguard Convertible
  Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LIFEStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
  Global Equity Portfolio
  Global Asset Allocation Portfolio
  Capital Opportunity Portfolio
  Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
  Growth Portfolio
Vanguard/Trustees' Equity Fund
  International Portfolio

                                 INDEX FUNDS

Vanguard Index Trust
  500 Portfolio
  Total Stock Market Portfolio
  Extended Market Portfolio
  Growth Portfolio
  Value Portfolio
  Small Capitalization Stock Portfolio

Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
  Total Bond Market Portfolio
  Short-Term Bond Portfolio
  Intermediate-Term Bond Portfolio
  Long-Term Bond Portfolio

Vanguard International Equity
  Index Fund
  European Portfolio
  Pacific Portfolio
  Emerging Markets Portfolio

                             FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
  U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
  Money Market Portfolio
Vanguard State Tax-Free Funds
  Money Market Portfolios
  (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
  Insured Longer-Term Portfolios
  (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
  Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund

                                   [LOGO]

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

                            Vanguard Financial Center
                        Valley Forge, Pennsylvania 19482

                            New Account Information:
                                1 (800) 662-7447

                          Shareholder Account Services:
                                1 (800) 662-2739

                                   Q230-8/95

ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet decimated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features battle ships in the night.

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sextant, a map and ships in the background appear at the top of pages one through four.

A line chart of the Indexed Value (Standard & Poor's Value Index and Standard & Poor's Growth Index) of the U.S. Growth Portfolio of World Fund for the fiscal years 1991 through 1995 appears at the upper-left of page 2.

A line chart of the Indexed Value (MSCI Europe Index and MSCI Pacific Index) of the International Growth Portfolio of World Fund for the fiscal years 1991 through 1995 appears at the upper-right of page 3.

Line charts illustrating cumulative performance between U.S. Growth Portfolio, Standard & Poor's 500 Index & Average Growth Fund, average Annual Total Returns for the period August 31, 1985 to August 31, 1995 appears at the top of page 5.

Line charts illustrating cumulative performance between International Growth Portfolio, MSCI-EAFE Index and Average International Fund, average Annual Total Returns for the period August 31, 1985 to August 31, 1995 appear at the bottom of page 5.

A running head featuring open log book, pen and ships in the background appears at the top of pages six through eight.

A running head featuring ships wheel, rope and ships in the background appears at the top of pages nine and ten.

A running head featuring open log book, pen and ships in the background appears at the top of pages eleven through twenty three.

A running head featuring birds flying and ships in the background appears at the top of pages twenty four and twenty five.